Exhibit 99.1

November 28, 2006 FBR - Financial Institution Conference

Any oral statements made by representatives of the Company or any written statements contained in any written documents provided at this presentation concerning financial and other projections constitute "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability to successfully integrate the companies; a material adverse change in the financial condition, results of operations or prospects of the company; the ability to fully realize the expected cost savings and revenues or the ability to realize them on a timely basis; the risk of borrower, depositor and other customer attrition after the transaction is completed; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the company's operations, pricing, and services; and other risk factors referred to from time to time in filings made by Midwest Banc Holdings with the Securities and Exchange Commission. When used in this press release, the words "anticipate," "can," "would," "expect," "projection," "indicate," "will," "likely," "to be," and similar expressions as they relate to either company or the proposed transaction are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. Midwest Banc Holdings does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Forward Looking Statements

James J. Giancola President and Chief Executive Officer

Former Royal Branches Who We Are Branch Map

Full-service community bank serving the Chicago MSA 24 full-service locations Nearly $3.0 billion in assets Strong middle market commercial and industrial lender Expertise in construction and commercial real estate lending Target customers: Small and middle-market local businesses Well-established real estate developers Wealth management - new initiative Asset management - $250 million Private banking Insurance and brokerage services Who We Are Company Highlights

Super-community banking model Increase earnings quality / consistency Expand loan portfolio / quality Manage net interest margin Reduce risk profile Enhance stockholders' value Strategic acquisitions Implementing Effective Growth Plans Future Company (Growth Story)

Strong sales effort focused on business customers Consistent revenue growth Actively pursuing potential selective acquisitions in target rich environment Robust Chicagoland market Insiders' interests in line with stockholders' interests MBHI insider ownership of 29.6% Peer median insider ownership of 12.5% Why MBHI Investment Thesis Source: NASDAQ

State of the Chicago MSA Banking industry operating environment continues to be challenging, especially in the Chicago MSA Chicago MSA - 3rd largest MSA with $262 billion in deposits 9.7 million population Huge number of small and medium-sized companies Fragmented banking competition in Chicago MSA 305 institutions (June 30 FDIC deposit survey) Top 4 banks have approximately 43% of total market share Top 10 banks have approximately 60% of total market share Over 250 banks hold remaining 40% Market Condition Source: FDIC and SNL

Chicago's Attractive Market Opportunities Market Share of Top Four Source: FDIC and SNL

State of the Chicago MSA - Branch vs. Buy Signs of a Over-Branched Market Among 50 largest MSA markets (based on June 30 FDIC deposit survey), 5 have experienced tremendous increase in number of branches since the year 2000 Among these 5, Chicago MSA is the only market that did not experience a double-digit population growth in the same period Source: FDIC, ESRI, and SNL

State of the Chicago MSA Signs of a Over-Branched Market Other signs that indicate a market that is over-branched Average deposit per branch In 2000, average deposits per branch in the Chicago MSA was $81 million, where an average branch among the 50 largest MSAs was $66 million In 2006, average deposits per branch in the Chicago MSA is $83 million, virtually unchanged, where average deposits per branch among the same top 50 MSA markets rose to $100 million Each of the 5 markets with the greatest rates of branch growth faces the reduction of number of people served by an average branch Source: FDIC, ESRI, and SNL

State of the Chicago MSA Chicago market is over-branched Fragmented market facing a tremendous pricing competition for deposits Organic core deposits growth is a challenge A well-thought out, negotiated, strategic acquisition will generate a greater profit for stockholders faster and with less uncertainties than a de novo branching strategy Survival - size matters Growth = Organic + ACQUISITION Chicago is an Acquisition Market! Branching vs. Acquisitions

Deals Announced in Last 12 Months Chicago MSA Deals Source: SNL

Why Chicago, why not Indiana or Wisconsin? Median acquisition multiples since 2005 Why Chicago? Strategic Acquisitions Because Chicago banks add more stockholder value to the buyer Banks are still paying higher multiples across the board for Chicago banks than banks located in neighboring cities Chicago is an Attractive Market! Source: SNL

Strategic fit Logical extension of footprint Add value / reduce risk Credit quality Compatible management philosophy Enhance the total company Loan diversification Core deposits Fee income business Management talent Strategic Acquisitions MBHI Acquisition Criteria

MBHI Acquisition Criteria Strategic and disciplined selection approach is KEY Asset size > $500 million in assets (desired minimum) Footprint - minimal / no overlaps, entrance into new Chicago markets Asset quality - MBHI does not want to buy other banks' problems Revenue source - fee income Loans - further diversifies MBHI's loan mix Deposits - core deposits are HUGE EPS accretion - in first full year Pricing - negotiated, no auctions preferred People - experienced management and talented lenders Strategic Acquisitions

Acquisition of Royal American

Midwest Banc Holdings, Inc. Acquired Royal American Corporation Transaction Summary Announced on February 8, 2006 / Closed on July 1, 2006 Deal value announced: $130.2 million Loans acquired: $500.6 million Deposits acquired: $467.9 million Number of branches added to MBHI: 6 Number of shares issued: 2.9 million Source: SNL

Midwest Banc Holdings, Inc. Acquired Royal American Corporation Transaction Rationale Additional Market Penetration The acquisition made Midwest Bank the 21st largest bank in the Chicago MSA, based on deposits and 6th largest of independent public peers Created a more market-effective and cost efficient 24-branch network in the greater Chicago metropolitan area Contiguous but minimal overlapping higher growth markets in Cook, DuPage, Kane, Lake and McHenry counties Additional Market Penetration Financial Benefits Additional Positive Considerations Experienced Management Source: SNL

Midwest Banc Holdings, Inc. Acquired Royal American Corporation Transaction Rationale Experienced Management Jay Fritz and Thomas A. Rosenquist joined the Boards of both Midwest Bank and Midwest Banc Holdings, Inc. Jay Fritz - President and Chief Operating Officer of Midwest Bank Kelly O'Keeffe and Brogan Ptacin are currently serving as Executive Vice Presidents of Midwest Bank All former key revenue producers have been retained Additional Market Penetration Financial Benefits Additional Positive Considerations Experienced Management

Midwest Banc Holdings, Inc. Acquired Royal American Corporation Transaction Rationale Financial Benefits Accretive to earnings in the first year is expected At September 30, 2006: $2.9 billion in assets $1.9 billion of loans $2.0 billion of deposits More diversified and lower risk balance sheet Substantial and growing base of C&I customers Proven ability to build core deposits Royal American's $250 million trust and wealth management services with Midwest's investment and brokerage activities will be a growing revenue source into the future Additional Market Penetration Financial Benefits Additional Positive Considerations Experienced Management

Midwest Banc Holdings, Inc. Acquired Royal American Corporation Transaction Rationale Additional Positive Considerations Better deposit diversification - 65% of deposits acquired are core deposits (exclude all time deposits) Diversifies Loan Portfolio - 31% of loans acquired are C&I loans, CRE is owner-occupied Improves Loan Origination Capabilities Wealth management and private banking platforms to expand upon Additional Market Penetration Financial Benefits Additional Positive Considerations Experienced Management

Daniel R. Kadolph Executive Vice President and Chief Financial Officer

Core income from continuing operations, core diluted earnings per share from continuing operations, core annualized return on average assets, core annualized return on average equity, and core efficiency ratio are non-GAAP financial measures, as defined in the Appendix. Core income from continuing operations is income from continuing operations excluding the balance sheet repositioning charges and one-time merger costs. Management believes that these non-GAAP financial measures are useful measures of operating performance since it excludes items that are not recurring in nature. In addition, management believes that these non-GAAP financial measures are reflective of current trends. Core Earnings Improve Financials See Appendix.

Financials Core Earnings Improve See Appendix.

Financials Core Earnings Improve See Appendix.

From Continuing Operations Key Ratios See Appendix.

Tracking Process Key Indicators

Core Earnings Per Share - From Continuing Operations Earnings Quality and Consistency See Appendix.

Annual Loan Growth 2003 - (6.41%) 2005 - 23.13% 2004 - 14.74% 2006 - 41.41% (YTD) Loan Growth and Quality Note: RAC merger completed on 07/01/06. Loans acquired: $500.6MM. Asset Quality

Loan Growth and Quality Asset Quality Peer source: SNL

Asset Quality Ratios Peer source: SNL

Net Interest Margin Improving Net Interest Margin Peer source: SNL

Deposits Deposit Mix

Loans Loan Mix

Top Line Revenue: MBHI vs. Peers Faster Revenue Growth Peer source: SNL

Top Line Revenue: MBHI vs. Peers Revenue Growth MBHI is a revenue story

Non-Interest Income: MBHI vs. Peers Challenges Non-Interest Income / Total Revenue Peer source: SNL

Non-Interest Income: MBHI vs. Peers Challenges Trust Income / Total Revenue Royal Pick-up Peer source: SNL

Non-Interest Expense Efficiency Ratio The increase seen from the past 4 quarters has been the results of the increase in non-interest expense due to new hires Full-time equivalent employees increased by 110 from 3Q05 to 3Q06 to provide the foundation of the bank's future growth Peer source: SNL See Appendix.

James J. Giancola President and Chief Executive Officer

Super-community banking model Increase earnings quality/consistency Expand loan portfolio/quality Manage net interest margin Reduce risk profile Build returns to stockholders Strategic acquisitions Implementing Effective Growth Plans Growth Plan

Growth Plan Written Agreement lifted Derivatives minimized Risk team strengthened Credit risk management Talent levels enhanced $132 million in new equity $68 million secondary offering $64 million Royal acquisition Diversified loan mix Increased core funding Reduce Risk Profile

Dividends Matter Build Returns to Stockholders

Stock holder Equity 5% buy-back program announced May 2006 As of September 30, 2006 70,368 total shares bought back Average price per share $23.48 Build Returns to Stockholders

Questions? Thank you.

Core income from continuing operations, core diluted earnings per share from continuing operations, core annualized return on average assets, core annualized return on average equity, and core efficiency ratio are non-GAAP financial measures. Management believes that these non- GAAP financial measures are useful measures of operating performance since it excludes items that are not recurring in nature. In addition, management believes that these non- GAAP financial measures are reflective of current trends. Core income from continuing operations is income from continuing operations excluding the balance sheet repositioning charges and one-time merger costs. Non-GAAP Measures Appendix

Core diluted earnings per share from continuing operations is core income from continuing operations divided by the diluted average common share. Core annualized return on average assets from continuing operations is core income from continuing operations on an annualized basis divided by average assets. Core annualized return on average equity from continuing operations is core income from continuing operations on an annualized basis divided by average equity. Core efficiency ratio excludes balance sheet repositioning charges and one-time merger costs from non-interest expenses. Non-GAAP Measures Appendix

Appendix Non-GAAP Measures

Appendix Non-GAAP Measures

Appendix Non-GAAP Measures